UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 19, 2004
                                                         -----------------


                               PARKERVISION, INC.
               (Exact Name of Registrant as Specified in Charter)



              Florida                                 0-22904                           59-2971472
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  (State or Other Jurisdiction of                (Commission File                     (IRS Employer
          Incorporation)                              Number)                      Identification No.)



8493 Baymeadow Way, Jacksonville, Florida                             32256
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(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code    (904) 737-1367
                                                      --------------



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.02 -- DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      On November 19, 2004, Mr. William Hightower informed the board of directors of the company that he would retire as president of the Company effective November 19, 2004 to focus on personal interests. He will continue as a director of the Company. The Company press release relating to Mr. Hightower's announcement of retirement is included as Exhibit 99.2 hereto.

ITEM 9.01 -- FINANCIAL STATEMENT AND EXHIBITS

      99.1 Press release, dated November 19, 2004, announcing the retirement of William Hightower.





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

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 19, 2004                                    PARKERVISION, INC.



                                               By:       /s/ Jeffrey L. Parker
                                                     ---------------------------
                                                     Jeffrey L. Parker
                                                     Chief Executive Officer



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